UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) issued a press release announcing that the FDIC has been appointed as receiver for Silicon Valley Bank (“SVB”). According to the FDIC press release, the FDIC as receiver will retain all the assets from SVB for later disposition. On March 12, 2023, a joint statement was issued by the Treasury, Federal Reserve, and FDIC approving actions enabling the FDIC to complete its resolution of SVB in a manner that fully protects all depositors.

As of March 10, 2023, Alector, Inc. (“Alector” or the “Company”) had deposit accounts with SVB with an aggregate balance of approximately 1% of the Company’s total cash, cash equivalents and marketable securities. The significant majority of the Company’s operating cash is held at JPMorgan Chase & Co. The Company's asset management portfolio at SVB is held with a custodian bank, U.S. Bancorp. The Company does not utilize SVB for payroll purposes, and we do not expect any material impact to our operations or payroll obligations as a result of any unexpected delays with the SVB receivership process.

The information furnished pursuant to Item 7.01 on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Alector’s cash, cash equivalents, and marketable securities. The forward-looking statements in this Current Report on Form 8-K are subject to numerous risks and uncertainties, including, but not limited to, risks and uncertainties as set forth in Alector’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), as well as the other documents Alector files from time to time with the SEC. These documents contain and identify important factors that could cause the actual results for Alector to differ materially from those contained in Alector’s forward-looking statements. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Alector specifically disclaims any obligation to update any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

Date:	March 13, 2023	By:	/s/ Marc Grasso
Marc Grasso, M.D. Chief Financial Officer